PIONEER
LARGE-CAP VALUE
FUND




ANNUAL REPORT 9/30/01

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Letter to Shareowners                                                          1

Performance Update                                                             2

Portfolio Management Discussion                                                3

Schedule of Investments                                                        5

Financial Statements                                                           9

Notes to Financial Statements                                                 13

Report of Independent Public Accountants                                      15

LETTER TO SHAREOWNERS



Dear Fellow Shareholders,

Although September 11 is now several weeks behind us, we know that all Americans share our continuing compassion for the victims of the attacks and for all their loved ones. In addition, we at Pioneer wish to extend our full-hearted support and encouragement to the men and women who are fighting terrorism and defending our freedoms around the globe.

While the emotional impact of September's events are still with us and will certainly endure, we are confident that, with time, their economic impact will pass. We base that confidence on Pioneer's 73 years of experience - nearly a third of our nation's history, covering wars and depression, crisis and prosperity.

That same confidence defines our investment outlook. In other moments of national emergency - World War II and the Gulf War, among others - the markets declined at first, then recovered. Investors who abandoned their investment programs during those earlier periods of turmoil came to regret that decision when the markets resumed their long-term upward trend.

Shocks from the recent tragedy have set in motion a more abrupt economic slowdown than we had anticipated. More importantly for investors, we think the economy's rebound will be steeper as well, spurred by the strong stimuli of lower interest rates, lower taxes and government spending. We also believe that many global markets will follow a similar pattern.

Since the founding of Pioneer Fund, our flagship fund, in 1928, our only goal has been to help investors achieve their objectives. Over the months and years ahead, we will continue to offer you the high caliber of investment management that our shareholders have enjoyed for more than seven decades.

As always, you can check your Pioneer fund accounts and see recent fund Information at WWW.PIONEERFUNDS.COM. In the meantime, if you are contemplating adjustments to your portfolio in the wake of September's events, we urge you to contact your investment professional.

Sincerely,


/s/ Theresa A. Hamacher
Theresa A. Hamacher
Chief Investment Officer

PIONEER LARGE-CAP VALUE FUND
PERFORMANCE UPDATE 9/30/01
CLASS A SHARES
--------------------------------------------------------------------------------
NET ASSET VALUE
PER SHARE                           9/30/01          12/29/00
                                    $8.06            $10.00

DISTRIBUTIONS PER SHARE     INCOME           SHORT-TERM         LONG-TERM
(12/29/00 - 9/30/01)        DIVIDENDS        CAPITAL GAINS      CAPITAL GAINS
                                   --                   --                 --

INVESTMENT RETURNS
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Large-Cap Value Fund at public offering price, compared to the growth of the Russell 1000 Value Index.

[line graph]
GROWTH OF $10,000
                  PIONEER
                 LARGE-CAP      RUSSELL
                   VALUE      1000 VALUE
     DATE          FUND*         INDEX
   12/31/00            $9425        $10000
   1/31/01              9369         10038
   2/28/01              9001          9759
   3/31/01              8746          9414
   4/30/01              9218          9876
   5/31/01              9340         10098
   6/30/01              8907          9874
   7/31/01              8765          9853
   8/31/01              8332          9458
   9/30/01             $7597         $8792
[end line graph]

CUMULATIVE TOTAL RETURNS
(As of September 30, 2001)
PERIOD                           NET ASSET VALUE          PUBLIC OFFERING PRICE*
Life-of-Fund
(12/29/00)                       -19.40%                  -24.03%

*Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

The Fund's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and subsidized other Fund expenses; otherwise, returns would have been lower.

The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the index. Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER LARGE-CAP VALUE FUND
PORTFOLIO MANAGEMENT DISCUSSION 09/30/01

The first nine months of 2001 were a challenging period for stock investing, with the lowest-priced stocks tending to have the better performance. In the following interview, Eric J. Weigel discusses the factors that influenced the performance of Pioneer Large-Cap Value Fund during the period from inception on December 29, 2000 through the close of the fiscal year on September 30, 2001. Mr. Weigel, Senior Vice President of Pioneer, is responsible for monitoring the portfolio and implementing the decisions of the Fund's management team.

Q:       HOW DID THE FUND PERFORM DURING ITS FIRST NINE MONTHS?

A: The Fund's avoidance of the lowest-priced stocks led to its underperformance relative to both the benchmark Russell 1000 Value Index and the average return in its peer group of mutual funds. For the nine months since the Fund's inception on December 29, 2000, through the end of the fiscal year on September 30, 2001, the Fund's Class A shares returned -19.40%. During the same nine months, the Russell 1000 Value Index had a return of -12.07%, and the average return of large-cap value funds was -13.71%, according to Lipper Inc. (Lipper is an independent firm that tracks mutual fund performance.)

Q:       WHAT FACTORS AFFECTED PERFORMANCE MOST SIGNIFICANTLY DURING THIS
PERIOD?

A: The Fund emphasized value stocks, but it didn't focus on the deep-value, lowest-priced stocks that posted the best relative performance in a poor market for equities. We take a team-approach to portfolio management. We place the greatest importance on specific company analysis and stock selection, and we don't try to overweight or underweight market sectors compared to the benchmark. Stock selection primarily reflects the research of our analysts, who examine the fundamentals of individual companies before making their recommendations. Unfortunately, during this period in which the stock market suffered major declines, the better-performing investments were the lowest-priced, lowest-risk stocks, rather than stocks with the best company fundamentals. The best relative performers for the Fund tended to be in financial services and technology, while the worst performers were principally in the consumer cyclicals, consumer staples and utilities industries.

Q:       WHAT WERE SOME OF THE INDIVIDUAL INVESTMENTS THAT DID RELATIVELY WELL?

A: Three financial services companies stand out among the positive contributors:
Bank of America, Allstate Insurance and Equity Residential Properties. Bank of America, one of the Fund's largest holdings, started the period with a very inexpensive stock. As the company resolved its credit quality issues, it performed well despite a slowing economy and a difficult credit environment. Allstate benefited from the generally improving pricing power - or ability to raise premiums - in the personal property-and-casualty insurance industry. Equity Residential Properties, a real estate investment trust (REIT), offered investors an attractive 7% dividend yield and a reasonable valuation. REITs in general performed well during the period. Another strong performer was SBC Communications, the Fund's largest single holding. This regional telephone operating company and wireless communications provider had an attractive stock price. It was helped by its steady cash flow, presence in the long-distance market and its ability to extract favorable terms when buying equipment from the distressed telecommunications equipment industry.

Q:       WHAT WERE SOME OF THE DISAPPOINTMENTS?

A: Qwest Communications performed poorly as its aggressive expansion plan in telecommunications services proved too expensive. The utility Calpine was hurt by decreasing demand for energy and the stock market's aversion to any company that was adding generating capacity. Motorola also proved disappointing, held back both by the general meltdown in the telecommunications equipment industry and by its own internal problems.

Q:       WHAT IS YOUR OUTLOOK?

A: We are more optimistic about investment opportunities for the remainder of 2001 and 2002. The recovery was undoubtedly delayed by the tragic events of September 11, but we think we should see economic growth in the second half of 2002. Historically, the financial markets have tended to anticipate changes in the economy, increasing the possibility that the stock market will start to show gains in advance of progress in the economy. In addition, we think that equities now are fairly priced after the sharp declines of the past 18 months. As a result, we have a positive outlook.

PIONEER LARGE-CAP VALUE FUND
SCHEDULE OF INVESTMENTS 09/30/2001

SHARES                                                   VALUE
            COMMON STOCK - 100.0 %
            BASIC MATERIALS - 4.6 %
            ALUMINUM - 1.1 %
   144      Alcoa, Inc.                               $  4,465
                                                      --------
            CHEMICALS (DIVERSIFIED) - 0.4 %
    41      PPG Industries, Inc.                      $  1,876
                                                      --------
            PAPER & FOREST PRODUCTS - 3.1 %
   290      Bowater, Inc.                             $ 12,766
                                                      --------
            TOTAL BASIC MATERIALS                     $ 19,107
                                                      --------
            CAPITAL GOODS - 3.2 %
            ELECTRICAL EQUIPMENT - 0.8 %
    80      Cooper Industries, Inc.                   $  3,318
                                                      --------
            MANUFACTURING (DIVERSIFIED) - 2.4 %
    39      ITT Industries, Inc.                      $  1,747
   242      Textron, Inc.                                8,134
                                                      --------
                                                      $  9,881
                                                      --------
            TOTAL CAPITAL GOODS                       $ 13,199
                                                      --------
            COMMUNICATION SERVICES - 10.6 %
            TELEPHONE - 10.6 %
   310      BellSouth Corp.                           $ 12,881
   280      Qwest Communications                         4,676
   558      SBC Communications, Inc.                    26,293
                                                      --------
                                                      $ 43,850
                                                      --------
            TOTAL COMMUNICATION SERVICES              $ 43,850
                                                      --------
            CONSUMER CYCLICALS - 2.9 %
            AUTOMOBILES - 2.2 %
   530      Ford Motor Corp.                          $  9,196
                                                      --------
            SERVICES (ADVERTISING/MARKETING) - 0.7 %
    40      Omnicom Group                             $  2,596
                                                      --------
            TOTAL CONSUMER CYCLICALS                  $ 11,792
                                                      --------
            CONSUMER STAPLES - 17.7 %
            BROADCASTING (CABLE/TELEVISION/
            RADIO) - 2.7 %
   280      Clear Channel Communications, Inc. *      $ 11,130
                                                      --------
            ENTERTAINMENT - 4.5 %
   273      America Online, Inc. *                    $  9,036
   280      Viacom, Inc. (Class B Non-voting) *          9,660
                                                      --------
                                                      $ 18,696
                                                      --------
            FOODS - 0.8 %
    50      Hershey Foods Corp.                       $  3,269
                                                      --------

   The accompanying notes are an integral part of these financial statements.

SHARES      HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.4 %    VALUE
    28      Colgate-Palmolive Corp.                   $  1,631
                                                      --------
            PERSONAL CARE - 4.7 %
    70      Avon Products, Inc.                       $  3,238
   440      Gillette Corp.                              13,112
    50      Kimberly Clark Corp.                         3,100
                                                      --------
                                                      $ 19,450
                                                      --------
            RETAIL (DRUG STORES) - 1.9 %
   240      CVS Corp.                                 $  7,968
                                                      --------
            RETAIL STORES (FOOD CHAINS) - 2.7 %
   170      Kroger Company *                          $  4,189
   170      Safeway, Inc. *                              6,752
                                                      --------
                                                      $ 10,941
                                                      --------
            TOTAL CONSUMER STAPLES                    $ 73,085
                                                      --------
            ENERGY - 8.5 %
            OIL & GAS (PRODUCTION/EXPLORATION) - 0.5 %
    26      Murphy Oil Corp.                          $  1,881
                                                      --------
            OIL (DOMESTIC INTEGRATED) - 3.8 %
    85      Amerada Hess Corp.                        $  5,398
   401      Conoco, Inc. (Class B)                      10,161
                                                      --------
                                                      $ 15,559
                                                      --------
            OIL (INTERNATIONAL INTEGRATED) - 4.2 %
   206      Chevron Corp.                             $ 17,459
                                                      --------
            TOTAL ENERGY                              $ 34,899
                                                      --------
            FINANCIALS - 32.5 %
            BANKS (MAJOR REGIONAL) - 5.7 %
   290      Fleet Boston Financial Services           $ 10,658
   140      PNC Bank Corp.                               8,015
   110      Wells Fargo Corp.                            4,890
                                                      --------
                                                      $ 23,563
                                                      --------
            BANKS (MONEY CENTER) - 8.8 %
   390      BankAmerica Corp.                         $ 22,776
   400      J.P. Morgan Chase & Co.                     13,660
                                                      --------
                                                      $ 36,436
                                                      --------
            CONSUMER FINANCE - 2.2 %
   160      Household International, Inc.             $  9,021
                                                      --------
            FINANCIAL (DIVERSIFIED) - 3.8 %
   390      Citigroup, Inc.                           $ 15,795
                                                      --------
            INSURANCE (LIFE/HEALTH) - 0.8 %
   120      Aflac, Inc.                               $  3,240
                                                      --------
            INSURANCE (MULTI-LINE) - 3.0 %
   120      American International Group, Inc.        $  9,360
    50      Hartford Financial Services Group, Inc.      2,937
                                                      --------
                                                      $ 12,297
                                                      --------
            INSURANCE (PROPERTY-CASUALTY) - 1.8 %
   200      Allstate Corp.                            $  7,470
                                                      --------

   The accompanying notes are an integral part of these financial statements.

SHARES      INVESTMENT BANK/BROKERAGE - 0.6 %            VALUE
    60      Merrill Lynch & Co., Inc.                 $  2,436
                                                      --------
            REAL ESTATE - 4.8 %
   310      Equity Office Properties Trust            $  9,920
   170      Equity Residential Property Trust            9,928
                                                      --------
                                                      $ 19,848
                                                      --------
            SAVINGS & LOAN COMPANIES - 1.0 %
   137      Charter One Financial, Inc.               $  3,852
                                                      --------
            TOTAL FINANCIALS                          $133,958
                                                      --------
            HEALTH CARE - 7.2 %
            BIOTECHNOLOGY - 2.3 %
   240      Pharmacia Corp.                           $  9,734
                                                      --------
            HEALTH CARE (DIVERSIFIED) - 1.2 %
    83      American Home Products Corp.              $  4,835
                                                      --------
            HEALTH CARE (MANAGED CARE) - 0.6 %
    30      Cigna Corp.                               $  2,489
                                                      --------
            HEALTH CARE (MEDICAL PRODUCTS/
            SUPPLIES) - 3.1 %
   280      Genzyme Corp. *                           $ 12,718
                                                      --------
            TOTAL HEALTH CARE                         $ 29,776
                                                      --------
            TECHNOLOGY - 6.0 %
            COMMUNICATIONS EQUIPMENT - 3.3 %
   880      Motorola, Inc.                            $ 13,728
                                                      --------
            COMPUTERS (SOFTWARE & SERVICES) - 2.7 %
   318      Symantec Corp. *                          $ 11,025
                                                      --------
            TOTAL TECHNOLOGY                          $ 24,753
                                                      --------
            TRANSPORTATION - 1.3 %
            AIRLINES - 1.3 %
   360      Southwest Airlines Corp.                  $  5,342
                                                      --------
            TOTAL TRANSPORTATION                      $  5,342
                                                      --------
            UTILITIES - 5.5 %
            ELECTRIC COMPANIES - 3.2 %
    90      Allegheny Energy, Inc.                    $  3,303
   220      Duke Energy Corp.                            8,327
    43      NSTAR                                        1,802
                                                      --------
                                                      $ 13,432
                                                      --------
            POWER PRODUCERS (INDEPENDENT) - 2.3 %
   414      Calpine Corp. *                           $  9,443
                                                      --------
            TOTAL UTILITIES                           $ 22,875
                                                      --------
            (Cost $496,023) (a) (b)                   $412,636
                                                      ========

     * Non-income producing security.


   The accompanying notes are an integral part of these financial statements.

   (a) At September 30, 2001, the net unrealized gain on investments based on cost for federal income tax purposes of $496,571 was as follows:

       Aggregate gross unrealized gain for all investments in
       which there is an excess of value over tax cost              $  6,068

       Aggregate gross unrealized loss for all investments in
       which there is an excess of tax cost over value               -90,007
                                                                    --------
       Net unrealized loss                                          $-83,939
                                                                    --------

   (b) At September 30, 2001, the Fund had a capital loss carryforward of $15,912 which will expire in 2009 if not utilized. Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 2001, aggregated $701,634 and $189,151, respectively.

   The accompanying notes are an integral part of these financial statements.

PIONEER LARGE-CAP VALUE FUND
BALANCE SHEET
09/30/01


ASSETS:
     Investment in securities, at value
          (cost $496,023)                               $     412,632
     Receivables -
         Investment securities sold                             2,397
         Dividends and interest                                   727
     Due from Pioneer Investment Management, Inc.              45,177
                                                        -------------
            Total assets                                $     460,933
                                                        -------------
LIABILITIES:
     Payables -
         Due to bank                                    $         893
         Due to affiliates                                        223
         Accrued expenses                                      45,946
     Other                                                         12
                                                        -------------
            Total liabilities                           $      47,074
                                                        -------------
NET ASSETS:
     Paid-in capital                                    $     513,061
     Accumulated undistributed net investment income              649
     Accumulated net realized loss on investments             (16,460)
     Net unrealized loss on investments                       (83,391)
                                                        -------------
            Total net assets                            $     413,859
                                                        =============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
     (Based on $413,859/51,338 shares)                  $        8.06
                                                        =============
MAXIMUM OFFERING PRICE:
     Class A                                            $        8.55
                                                        =============

   The accompanying notes are an integral part of these financial statements.

PIONEER LARGE-CAP VALUE FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM 12/29/00 (COMMENCEMENT OF OPERATIONS) TO 9/30/01



INVESTMENT INCOME:
     Dividends                                          $    6,641
     Interest                                                  217
                                                        ----------
            Total investment income                                  $  6,858
                                                                     --------
EXPENSES:
     Management fees                                    $    2,484
     Transfer agent fees                                       123
     Distribution fees                                         887
     Registration fees                                      19,685
     Professional fees                                      32,906
     Administrative fees                                    26,250
     Fees and expenses of nonaffiliated trustees             5,865
     Custodian fees                                          6,253
     Printing                                                3,503
     Miscellaneous                                           1,003
                                                        ----------
            Total expenses                                           $ 98,959
            Less management fees waived and expenses
                reimbursed by Pioneer Investment
                Management, Inc.                                      (92,750)
                                                                     --------
            Net expenses                                             $  6,209
                                                                     --------
                Net investment income                                $    649
                                                                     --------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
     Net realized loss on investments                                $(16,460)
     Net unrealized loss on investments                               (83,391)
                                                                     --------
         Net loss on investments                                     $(99,851)
                                                                     --------
         Net decrease in net assets resulting from
             operations                                              $(99,202)
                                                                     ========

   The accompanying notes are an integral part of these financial statements.

PIONEER LARGE-CAP VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM 12/29/00 (COMMENCEMENT OF OPERATIONS) TO 9/30/01

                                                         12/29/00
                                                            TO
                                                          9/30/01
FROM OPERATIONS:
     Net investment income                              $     649
     Net realized loss on investments                     (16,460)
     Net unrealized loss on investments                   (83,391)
                                                        ---------
         Net decrease in net assets resulting from
             operations                                 $ (99,202)
                                                        ---------
FROM FUND SHARE TRANSACTIONS:
     Net proceeds from sale of shares                   $  17,291
     Cost of shares repurchased                            (4,230)
                                                        ---------
         Net increase in net assets resulting from
            fund share transactions                     $  13,061
                                                        ---------
         Net decrease in net assets                     $ (86,141)
                                                        ---------
NET ASSETS:
     Beginning of period (initial capitalization -
         50,000 shares)                                   500,000
                                                        ---------
     End of period (including accumulated undistributed
         net investment income of $649)                 $ 413,859
                                                        =========

                                      '01 SHARES            '01 AMOUNT
CLASS A *
Shares sold                                   1,853      $         17,291
Less shares repurchased                        (515)               (4,230)
                                     --------------      ----------------
         Net increase                         1,338    $           13,061
                                     ==============      ================

* Fund shares were first offered on January 2, 2001.

   The accompanying notes are an integral part of these financial statements.

PIONEER LARGE-CAP VALUE FUND
FINANCIAL HIGHLIGHTS 9/30/01
                                                        12/29/00
                                                           TO
CLASS A (A)                                              9/30/01

Net asset value, beginning of period                    $ 10.00
                                                        -------
Increase (decrease) from investment operations:
      Net investment income                             $  0.01
      Net realized and unrealized loss on investments     (1.95)
                                                        -------
            Net decrease from investment operations     $ (1.94)
                                                        -------
      Net decrease in net asset value                   $ (1.94)
                                                        -------
      Net asset value, end of period                    $  8.06
                                                        =======
Total return*                                            (19.40)%
Ratio of net expenses to average net assets                1.75% **
Ratio of net investment income to average net assets       0.18% **
Portfolio turnover rate                                      54% **
Net assets, end of period (in thousands)                $   414
Ratios assuming no waiver of management fees and
      assumption of expenses by PIM:
         Net expenses                                     27.84% **
         Net investment loss                             (25.91)% **

  (a) Class A shares were first offered January 2, 2001.
    * Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
   ** Annualized.

   The accompanying notes are an integral part of these financial statements.

PIONEER LARGE-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS 9/30/01


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Pioneer Large-Cap Value Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized on August 25, 2000 and commenced operations on December 29, 2000. Prior to December 29, 2000 the Fund had no operations other than those relating to organizational matters and the initial capitalization of the Fund by Pioneer Funds Distributor, Inc. (PFD). The investment objective of the Fund is to seek long-term capital growth by investing primarily in domestic equity securities. Fund shares were first publicly offered on January 2, 2001.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.  SECURITY VALUATION
     Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  FEDERAL INCOME TAXES
     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

C.  FUND SHARES
     The Fund records sales and repurchases of its shares as of trade date. PFD, the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned no underwriting commissions from the sale of Fund shares during the period ended September 30, 2001.

2. MANAGEMENT AGREEMENT
Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. PIM receives a basic fee that is calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $1 billion and 0.65% on assets over $1 billion.

PIM has agreed not to impose all or portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit expenses to 1.75% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund.

3. TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $41 in transfer agent fees payable to PIMSS at September 30, 2001.

4. DISTRIBUTION PLAN
The Fund adopted a plan of distribution for Class A shares in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Included in due to affiliates is $182 in distribution fees payable to PFD at September 30, 2001.

PIONEER LARGE-CAP VALUE FUND
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF PIONEER LARGE-CAP VALUE FUND:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Large-Cap Value Fund as of September 30, 2001, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Large-Cap Value Fund as of September 30, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.




ARTHUR ANDERSEN LLP

Boston, Massachusetts
November 5, 2001


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